UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): May 3, 2004



                              SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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        (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On May 3, 2004, the registrant announced that its Board of Directors (i) initiated a quarterly cash dividend on its common stock and (ii) approved a $0.15 per share quarterly cash dividend, payable on June 15, 2004 to the holders of record of common stock of the registrant on June 1, 2004. For additional information regarding this announcement, refer to Exhibit 99.1 filed with this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits

Exhibit No.                    Description
-----------                    -----------

   99.1 Press Release dated May 3, 2004 regarding the initiation of a quarterly cash dividend.















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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SILGAN HOLDINGS INC.


                                    By:   /s/ Frank W. Hogan, III
                                          --------------------------------------
                                          Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                            and Secretary


Date: May 3, 2004























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



                                INDEX TO EXHIBITS



     Exhibit No.                  Description
     -----------                  -----------


       99.1 Press Release dated May 3, 2004 regarding the initiation of a quarterly cash dividend.



















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